SCHEDULE 14A INFORMATION

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Pioneer Power Solutions, Inc.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PIONEER POWER SOLUTIONS, INC. WALTER MICHALEC 400 KELBY STREET, 12TH FLOOR FORT LEE, NJ 07024 D90863-P80435

You invested in PIONEER POWER SOLUTIONS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 17, 2022.

Get informed before you vote

View the Notice & Proxy Statement, 2021 Annual Report and a form of proxy to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* November 17, 2022 12:15 PM Eastern Time
Pioneer Power Solutions, Inc. 400 Kelby Street, 12th Floor Fort Lee, New Jersey 07024

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Election of seven directors to serve on our Board of Directors until our 2023 Annual Meeting of Stockholders or until their respective successors are elected and qualified.
Nominees:
	01) Nathan J. Mazurek	04) Ian Ross	07) Kytchener Whyte	For
	02) Thomas Klink	05) David Tesler
	03) Yossi Cohn	06) Jonathan Tulkoff
2.	Ratification of the appointment of MARCUM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.			For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D90864-P80435